EXHIBIT 99
                        Joint Filer Information

Designated Filer:              BLUM CAPITAL PARTNERS, L.P.
Statement for Month/Day/Year:  January 2, 2007
Issuer & Symbol:               eResearch Technology, Inc. (ERES)
Address of each Reporting Person for this Form 4:
   909 Montgomery Street, Suite 400, San Francisco, CA 94133 Relationship to Issuer of each Reporting Person: 10% Owner

Signatures

After reasonable inquiry and to the best of our knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.

January 4, 2007

RICHARD C. BLUM & ASSOCIATES, INC.  BLUM CAPITAL PARTNERS, L.P.
                                    By: Richard C. Blum & Associates, Inc.,
                                        its general partner


By:  /s/ Gregory D. Hitchan         By:  /s/ Gregory D. Hitchan
     -----------------------             -----------------------
     Gregory D. Hitchan                  Gregory D. Hitchan
     Partner, Chief Operating Officer,   Partner, Chief Operating Officer,
     General Counsel and Secretary       General Counsel and Secretary


BK CAPITAL PARTNERS IV, L.P.
STINSON CAPITAL PARTNERS, L.P.
STINSON CAPITAL PARTNERS II, L.P.
STINSON CAPITAL PARTNERS (QP), L.P.
STINSON CAPITAL PARTNERS A, L.P
STINSON CAPITAL PARTNERS D, L.P
STINSON CAPITAL PARTNERS M, L.P.
STINSON DOMINION, L.P.                  STINSON CAPITAL FUND (CAYMAN), LTD.


By: BLUM CAPITAL PARTNERS, L.P.,        By: BLUM CAPITAL PARTNERS, L.P.,
    its general partner                     its investment advisor
By: Richard C. Blum & Associates, Inc., By: Richard C. Blum & Associates, Inc.,
     its general partner                      its general partner



By:  /s/ Gregory D. Hitchan           By:  /s/ Gregory D. Hitchan
     ----------------------                -----------------------
     Gregory D. Hitchan                  Gregory D. Hitchan
     Partner, Chief Operating Officer,   Partner, Chief Operating Officer,
     General Counsel and Secretary       General Counsel and Secretary